RYDEX SERIES FUNDS

FLEXIBLE STRATEGIES FUND

Supplement dated October 3, 2012 to the Statement of Additional Information (the “SAI”) for the Flexible Strategies Fund (the “Fund”) dated August 1, 2012, as supplemented

This supplement provides new and additional information beyond that contained in the currently effective SAI for the Fund, as supplemented to date.

Shareholders of the Fund are notified of the following investment policy change and other changes.

American Independence Financial Services, LLC (“American Independence”), the sub-adviser to the Fund, provided notice that it intends to resign as the Fund’s sub-adviser, effective October 2, 2012. In connection with the resignation of American Independence, the Board of Trustees (the “Board”) of Rydex Series Funds approved a change to the investment program of the Fund to permit Security Investors, LLC, which operates under the name Guggenheim Investments, to manage the Fund in accordance with a macro opportunities strategy. In particular, the Board approved the following changes with respect to the Fund’s investment program effective October 2, 2012:

•	a change to the Fund’s name from “Long Short Interest Rate Strategy Fund” to the “Flexible Strategies Fund”;

•

changes to the investment objective, strategies, risks and benchmark, including a change to the Fund’s strategy to invest “substantially all of its assets in cash, U.S. Treasury Bills, Notes and Bonds as well as futures linked to those instruments and exchange-traded funds (“ETFs”)” (such that as a result, the Fund will no longer invest in those securities to the same extent);

•	changes to the portfolio management team; and

•	changes to the non-fundamental investment policies.

The transition to the new investment program will result in adjustments to the Fund’s portfolio holdings, which will increase the Fund’s portfolio turnover rate and could result in increased costs and the realization of taxable gains or losses (which, to the extent of actual gains or losses, would ultimately be borne by shareholders). The manager will attempt to minimize these costs, but there is no guarantee these efforts will be successful.

In addition, the Board approved a reorganization of the Fund with and into the Guggenheim Macro Opportunities Fund (the “Macro Opportunities Fund”), a series of Security Income Fund, as indicated in the chart below (the “Reorganization”):

Acquired Fund	Acquiring Fund
Long Short Interest Rate Strategy Fund (the Flexible Strategies Fund, effective October 2, 2012)	Guggenheim Macro Opportunities Fund

The Board approved the Reorganization because, effective October 2, 2012, the Fund’s new investment program will be substantially identical to the Macro Opportunities Fund’s investment program and the Board believes the Reorganization is in the best interest of the Fund and its shareholders and will not dilute the interests of shareholders. The Reorganization will be submitted to a vote of the shareholders of the Fund at a meeting to be held on or about November 26, 2012. In advance of the meeting, a combined proxy statement/prospectus describing the Macro Opportunities Fund and the proposed Reorganization will be mailed to shareholders of record as of October 12, 2012 and will be available on the Security and Exchange Commission’s website at www.sec.gov.

If the Reorganization is approved by the shareholders of the Fund and certain other conditions are satisfied, the assets and liabilities of the Fund will be transferred to the Macro Opportunities Fund, and shareholders of the Fund will become shareholders of the Macro Opportunities Fund. Shareholders of the Fund will receive shares of the Macro Opportunities Fund, having an equivalent net asset value to their investments in the Fund, in exchange for their shares of the Fund. If the Reorganization is approved by shareholders of the Fund, it is expected that the Reorganization would occur effective as of the close of business on or about December 1, 2012.

As a result of the changes discussed above, effective October 2, 2012, the SAI will be supplemented and amended as follows:

All references in the SAI to the “Long Short Interest Rate Strategy Fund” will be replaced with “Flexible Strategies Fund” to reflect the change in the Fund’s name as approved by the Board.

The chart on the cover page SAI will be updated to include the Flexible Strategies Fund in the “Rydex Fixed Income Funds” category and delete the Long Short Interest Rate Strategy Fund from the “Guggenheim Alternative Funds” category.

The chart on the page 1 of the SAI will be updated to include the Flexible Strategies Fund in the “The ‘Fixed Income Funds’” category and to delete the Long Short Interest Rate Strategy Fund from the “The ‘Alternative Funds’” category.

The third paragraph under the section titled “Investment Policies, Techniques and Risk Factors” on page 2 of the SAI will be replaced in its entirety to reflect substantially the following investment objective:

The investment strategies of the Funds discussed below and in the Prospectuses may, consistent with each Fund’s investment objective and limitations, be used by a Fund if, in the opinion of the Advisor, these strategies will be advantageous to that Fund. Each Fund is free to reduce or eliminate its activity with respect to any of the following investment techniques without changing the Fund’s fundamental investment policies. There is no assurance that any of the Funds’ strategies or any other strategies and methods of investment available to a Fund will result in the achievement of that Fund’s objectives. The following information supplements and should be read in conjunction with the Funds’ Prospectuses.

The following subsection will be added to the section titled “Investment Policies, Techniques and Risk Factors”, beginning on page 2 of the SAI:

Investment in Syndicated Bank Loans

The Flexible Strategies Fund may invest in syndicated bank loans. Syndicated bank loans incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk, liquidity risk and risks found with high yield securities. Syndicated loans may be issued in connection with a restructuring (such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing). In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, such syndicated bank loans may be part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy.

Syndicated bank loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower rated syndicated bank loans and debt securities (those of less than investment grade quality), involve greater risk of default on interest and principal payments than higher-rated syndicated bank loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. In turn, the net asset value of shares of the Fund investing in such investments also would decline. Generally, the lower the rating category, the more risky is the investment. Debt securities rated below BBB by S&P or Moody’s are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities. Syndicated bank loans are generally subject to less credit risk than junk bonds. They have features that junk bonds generally do not have. They are senior obligations of the borrower or issuer, are secured by collateral, and generally are subject to certain restrictive covenants in favor of the lenders or security-holders that invest in them.

Syndicated bank loans generally offer a floating interest rate. Syndicated bank loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Impairment of Collateral—Syndicated bank loans generally are secured by specific collateral of the borrowers and often are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. However, the collateral can be difficult to liquidate and the value of the collateral can decline or be insufficient to meet the obligations of the borrower. As a result, a syndicated bank loan may not be fully collateralized and can decline significantly in value. As a result, the Fund might not receive payments to which it is entitled.

Limited Liquidity—Although the resale, or secondary, market for syndicated bank loans is growing, it is currently limited. There is no organized exchange or board of trade on which such loans are traded. Instead, the secondary market for syndicated bank loans is an unregulated inter-dealer or inter-bank resale market. Syndicated bank loans usually trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the syndicated bank loans in which the Fund may invest will be relatively illiquid. In addition, syndicated bank loans in which the Fund may invest may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the Fund’s ability to sell syndicated bank loans and may adversely affect the price that can be obtained. The Fund may have difficulty disposing of syndicated bank loans if cash is needed to pay redemption requests, to pay dividends, to pay expenses or to take advantage of new investment opportunities. These considerations may cause the Fund to sell securities at lower prices than it otherwise would consider to meet cash needs, or may cause the Fund to maintain a greater portion of its assets in cash equivalents than it otherwise would, which could negatively affect performance.

The Fund values its assets daily. However, because the secondary market for syndicated bank loans is limited, it may be difficult to value syndicated bank loans. Market quotations may not be readily available for some syndicated bank loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.

The Fund may be in possession of material non-public information about a borrower as a result of its ownership of a syndicated loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, the Fund might be unable to trade securities of such a transaction in a security of such a borrower when it would otherwise be advantageous to do so and, as such, could incur a loss.

Bridge loans are short-term loan arrangements (e.g., maturities that are generally less than one year) typically made by an obligor following the failure of the obligor to secure other intermediate-term or long-term permanent financing. A bridge loan remains outstanding until more permanent financing, often in the form of high yield notes, can be obtained. Most bridge loans have a step-up provision under which the interest rate increases incrementally the longer the loan remains outstanding so as to incentivize the obligor to refinance as quickly as possible. In exchange for entering into a bridge loan, the Fund typically will receive a commitment fee and interest payable under the bridge loan and may also have other expenses reimbursed by the obligor. Liquid assets are maintained to cover bridge loan commitments to avoid “senior securities” concerns. Bridge loans may be subordinate to other debt and generally are unsecured. They also often are illiquid and difficult to value.

Unfunded commitments are contractual obligations pursuant to which the Fund agrees in writing to make one or more loans up to a specified amount at one or more future dates. The underlying loan documentation sets out the terms and conditions of the lender’s obligation to make the loans as well as the economic terms of such loans. The portion of the amount committed by a lender that the borrower has not drawn down is referred to as “unfunded.” Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks although these markets are generally not considered liquid. They also are difficult to value. Typically, the Fund receives a commitment fee for amounts that remain unfunded under its commitment.

Unfunded loan commitments expose lenders to credit risk. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower’s request, subject to satisfaction of certain contractual conditions, such as the absence of a material adverse change. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

Since the Fund with a bridge loan or an unfunded loan commitment has a contractual obligation to lend money on short notice, it will maintain liquid assets in an amount at least equal in value to the amount of the loan or commitment. Liquid assets are maintained to cover “senior securities transactions” which may include, but are not limited to, a bridge loan or unfunded loan commitment. The value of “senior securities” holdings is marked-to-market daily to ensure proper coverage.

Within the section titled “Non-Fundamental Policies” beginning on page 60 of the SAI, the following enumerated non-fundamental policies will be revised to indicate that they are not applicable to the Fund.

1. Invest in warrants (this limitation does not apply to the S&P 500 Fund, Russell 2000® Fund, Flexible Strategies Fund or Asset Allocation Funds).

2. Invest in real estate limited partnerships (this limitation does not apply to the Real Estate Fund or the Flexible Strategies Fund).

3. Invest in mineral leases (this limitation does not apply to the S&P 500 Fund, Russell 2000® Fund, Flexible Strategies Fund or Asset Allocation Funds).

5. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by Fundamental Policy Nos. 1 and 9 above, or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act (this limitation does not apply to the Flexible Strategies Fund).

7. Purchase securities on margin or effect short sales, except that the Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act (this limitation does not apply to the Flexible Strategies Fund).

Within the section titled “Non-Fundamental Policies” beginning on page 60 of the SAI, non-fundamental policy number 29 relating to the Fund’s non-fundamental policy to “invest at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. Treasury-related securities and/or derivatives” will be deleted in its entirety and the remaining non-fundamental policy will be renumbered accordingly.

Under the section titled “The Advisor and the Advisory Agreement” on page 87 of the SAI, the second and third sentences of the second paragraph will be deleted its entirety to reflect the resignation of American Independence as sub-advisor to the Fund.

The section titled “The Sub-Advisor and the Sub-Advisory Agreement” on page 90 of the SAI will be deleted its entirety to reflect the resignation of American Independence as sub-advisor to the Fund.

Under the section titled “Portfolio Managers” on page 91 of the SAI, the chart identifying “Other Accounts Managed by Portfolio Managers” with respect to the Fund will be replaced in its entirety with the following:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Kevin H. Gundersen[1]	10	$3,235.9	23	$5,735.7	30	$1,729.1
James Michal[1]	2	$170.0	1	$1,776.5	9	$1,685.5
B. Scott Minerd[1]	11	$1,398.6	4	$2,194.1	22	$50,059.4
Anne B. Walsh[1]	9	$1,297.1	2	$2,134.0	30	$63,356.7

1	The information for Ms. Walsh and Messrs. Gundersen, Michal and Minerd is provided as of June 30, 2012.

Directly after the “Other Accounts Managed by Portfolio Managers” chart, on page 91, the following chart and narrative providing information regarding other accounts managed by the Fund’s portfolio managers, to which the advisory fee is based on performance, will be included:

The following table identifies the number of, and total assets of, the registered investment companies, vehicles and accounts with respect to which the advisory fee is based on performance:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Kevin H. Gundersen[1]	1	$58.5	9	$3,787.6	5	$283.8
James Michal[1]	0	$0	1	$1,776.5	1	$387.4
B. Scott Minerd[1]	1	$5.5	2	$2,133.9	0	$0
Anne B. Walsh[1]	0	$0	2	$2,134.0	1	$387.4

1	The information for Ms. Walsh and Messrs. Gundersen, Michal and Minerd is provided as of June 30, 2012.

Under the section titled “Portfolio Manager Compensation”, beginning on page 91 of the SAI, the first sentence of the first paragraph will be revised to delete the parenthetical statement including an exception for the Long Short Interest Rate Strategy Fund and the fourth and fifth paragraphs will be deleted in their entirety.

The section titled “Fund Shares Owned by Portfolio Managers” on page 92 of the SAI, the section of the chart identifying the Fund’s portfolio managers will be replaced in its entirety with the following:

Portfolio Managers for the Flexible Strategies Fund

B. Scott Minerd	Flexible Strategies Fund	None
Anne B. Walsh	Flexible Strategies Fund	None
Kevin H. Gundersen	Flexible Strategies Fund	None
James Michal	Flexible Strategies Fund	None

The section titled “Custodian” on page 125 of the SAI will be replaced in its entirety with the following:

CUSTODIANS

U.S. Bank, N.A. (“U.S. Bank”), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Funds (except for the Flexible Strategies Fund) under a custody agreement between the Trust and U.S. Bank, on behalf of the relevant Funds. Under the custody agreement, U.S. Bank holds the portfolio securities of each relevant Fund and maintains all necessary related accounts and records.

UMB Bank, N.A. (“UMB Bank”), 928 Grand Avenue, Kansas City, Missouri 64106, serves as custodian for the Flexible Strategies Fund under a custody agreement between the Trust and the UMB Bank, on behalf of the Flexible Strategies Fund. Under the custody agreement, UMB Bank holds the portfolio securities of the Flexible Strategies Fund and maintains all necessary related accounts and records.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.